EXHIBIT 10.1

FORM OF

AMENDMENT #6 TO CREDIT AND SECURITY AGREEMENT

AND AMENDMENT #2 TO FEE LETTERS

THIS AMENDMENT #6 TO CREDIT AND SECURITY AGREEMENT AND AMENDMENT #2 TO FEE LETTERS (this “Amendment”) is entered into by the undersigned parties as of August 12, 2005 with respect to:

(1) the Credit and Security Agreement dated as of August 16, 2002 (the “Credit and Security Agreement”) by and among Boston Scientific Funding Corporation, a Delaware corporation (“Borrower”), Boston Scientific Corporation, a Delaware corporation, as initial Servicer, Blue Ridge Asset Funding Corporation, a Delaware corporation (“Blue Ridge”), Victory Receivables Corporation, a Delaware corporation (“Victory”), The Bank of Tokyo-Mitsubishi Ltd., New York Branch, individually as a Liquidity Bank and as Victory Agent and Wachovia Bank, National Association, individually as a Liquidity Bank, as Blue Ridge Agent and as Administrative Agent, as amended from time to time, and

(2) each of the Fee Letters described in the Credit and Security Agreement, as amended (the “Amended Fee Letters”).

Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Credit and Security Agreement.

RECITALS

WHEREAS, the Borrower, the initial Servicer, Victory, Blue Ridge, The Bank of Tokyo-Mitsubishi Ltd., New York Branch, individually as a Liquidity Bank and as Victory Agent and Wachovia Bank, National Association, individually, as a Liquidity Bank, as Blue Ridge Agent and as Administrative Agent entered into the Credit and Security Agreement; and

WHEREAS, the Borrower has requested that the Agents amend the Credit and Security Agreement.

NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.	Amendments.

(a)        The following definition in the Credit and Security Agreement is hereby amended and restated in its entirety to read as follows:

“Scheduled Termination Date” means, as to each Liquidity Bank, the earlier to occur of August 11, 2006 and the date on which its Liquidity Commitment terminates in accordance with the Liquidity Agreement to which it is a party, in either of the foregoing cases, unless extended by agreement of such Liquidity Bank in accordance with Section 1.8.

(b)        The “Program Fee” (under and as defined in each of the Amended Fee Letters) is hereby reduced by 5 basis points per annum.

(c)        The “Unused Fee” (under and as defined in each of the Amended Fee Letters) is hereby reduced by 2.5 basis points per annum.

2.          Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Agents shall have received counterparts hereof duly executed by each of the parties to the Credit and Security Agreement, (b) Victory shall have received counterparts of an amendment to the Victory Liquidity Agreement extending the liquidity commitment thereunder until at least August 11, 2006, and (c) Blue Ridge shall have received counterparts of an amendment to the Blue Ridge Liquidity Agreement extending the liquidity commitment thereunder until at least August 11, 2006. The signatures of Victory and Blue Ridge on counterparts of this Amendment shall constitute confirmation that conditions (b) and (c), respectively, have been satisfied.

3.          Scope of Amendment. Except as expressly amended hereby, each of the Credit and Security Agreement and the Amended Fee Letters remains in full force and effect in accordance with its terms and this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit and Security Agreement or Amended Fee Letters, as the case may be, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

4.          Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

5.          Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

BOSTON SCIENTIFIC FUNDING CORPORATION

By: ______________________

Name:

Title:

BOSTON SCIENTIFIC CORPORATION, AS SERVICER

By: ______________________

Name:

Title:

BLUE RIDGE ASSET FUNDING CORPORATION

BY: WACHOVIA CAPITAL MARKETS, LLC, ITS ATTORNEY-IN-FACT

By: ______________________

Name:

Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,

individually as a Liquidity Bank, as Blue Ridge Agent and as Administrative Agent

By: ______________________

Name:

Title:

VICTORY RECEIVABLES CORPORATION

By: ______________________

Name:

Title:

THE BANK OF TOKYO-MITSUBISHI LTD., NEW YORK BRANCH, as a Liquidity Bank

By: ______________________

Name:

Title:

THE BANK OF TOKYO-MITSUBISHI LTD., NEW YORK BRANCH, as Victory Agent

By: ______________________

Name:

Title:

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